                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                           MOYCO TECHNOLOGIES, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           MOYCO TECHNOLOGIES, INC.
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                           MOYCO TECHNOLOGIES, INC.
                       (Formerly Moyco Industries, Inc.)

                              200 Commerce Drive
                      Montgomeryville, Pennsylvania 18936

                             ---------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 10, 1997

To the Shareholders of Moyco Technologies, Inc.

     Notice is hereby given that the Annual Meeting of Shareholders of Moyco Technologies, Inc. (the "Corporation") will be held at the offices of the Corporation at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936 on Wednesday, December 10, 1997, at 1:00 P.M., Eastern Standard Time, for the following purposes:

       1. Election of four (4) directors for the ensuing year and until their successors are duly elected and take office.

       2. To ratify the appointment of Arthur Andersen LLP, as the independent public accountants for Moyco Technologies, Inc.

     In their discretion, the proxies are authorized to act upon such matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters.

     Only shareholders of record at the close of business on November 3, 1997, will be entitled to notice of, or to vote at, the Annual Meeting or any adjournment or adjournments thereof. Such shareholders may vote in person or by proxy. The Corporation's transfer books will not be closed.

     Whether or not you intend to be present at the meeting, please sign, date and promptly return the enclosed Proxy. If you attend the meeting and vote in person, the Proxy will not be used.



                                        By Order of the Board of Directors
                                        of Moyco Technologies, Inc.


                                        /s/ William Woodhead
                                        ---------------------------------
                                            William Woodhead
                                            Secretary

Montgomeryville, Pennsylvania
November 17, 1997

                                PROXY STATEMENT
                                    FOR THE
                               ANNUAL MEETING OF
                           MOYCO TECHNOLOGIES, INC.
                                 TO BE HELD ON
                               DECEMBER 10, 1997

                                 INTRODUCTION


Matters to be Considered at the Annual Shareholders' Meeting


     This Proxy Statement is being furnished to shareholders of MOYCO TECHNOLOGIES, INC. (the "Corporation") in connection with the solicitation of proxies on behalf of the Corporation's Board of Directors for use at the Corporation's Annual Meeting of Shareholders to be held on Wednesday, December 10, 1997 at 1:00 P.M. or any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will consider and vote upon
(i) the election of four (4) directors to serve for a term of one (1) year until the Annual Meeting in 1998 or until their successors are elected, qualified and take office, and (ii) the ratification of the appointment of Arthur Andersen LLP, as the independent public accountants for the Corporation for the fiscal year ending June 30, 1998. The proxy agents are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which the Proxy Statement and the Proxy are to be mailed to shareholders is November 17, 1997. The address of the executive office of the Corporation is 200 Commerce Drive, Montgomeryville, Pennsylvania 18936.

     The Corporation's annual report to the shareholders for its fiscal year ended June 30, 1997, including audited financial statements, is being mailed to all shareholders herewith.


Date, Time and Place of Annual Meeting


     The Annual Meeting will be held on Wednesday, December 10, 1997 at 1:00 P.M. at the offices of the Corporation located at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936.


Record Date and Voting


     The Board of Directors of the Corporation has fixed the close of business on November 3, 1997 as the date for determining holders of record of Corporation Common Stock, par value $.005 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record is entitled to one vote per share on the matters to be considered at the Annual Meeting.


Quorum for Annual Meeting of Shareholders


     The holders of a majority of the outstanding shares of Corporation Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of November 3, 1997, there were 4,138,340 shares of the Corporation's Common Stock outstanding.


Proxy Revocation and Other Matters


     Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies unless such proxies have previously been revoked. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to William Woodhead, the Secretary of the Corporation, at the executive office of the Corporation, or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy. If no direction is indicated in a proxy, shares represented by the proxy will be voted in favor of the adoption of the proposals recommended by the Corporation's Board of Directors and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting.

     The Corporation does not know at this time of any other business other than that stated in this Proxy Statement which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.


Cost of Solicitation of Proxies will be paid by the Corporation


     The Corporation will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax, and telegram by the directors, officers and employees of the Corporation. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of stock held of record by such persons, and the Corporation will reimburse them for their expenses in doing so.


                SECURITY OWNERSHIP -- CERTAIN BENEFICIAL OWNERS


     The following table sets forth certain information, as of November 3, 1997, with respect to the only person to the Corporation's knowledge, who may be a beneficial owner of more than 5% of the Corporation's Common Stock.




                                    Amount          Percentage of
                                 and Nature of      Outstanding
          Name and                Beneficial        Corporation
         Address of              Ownership of       Common Stock
      Beneficial Owner           Common Stock          Owned
----------------------------   -----------------   --------------
Marvin E. Sternberg   ......    2,922,565(1)(2)        70.58%
937 Mt. Pleasant Rd.
Bryn Mawr, PA 19010

------------
(1) Of these shares, 2,380,855 shares are held by Marvin E. Sternberg, both of record and beneficially; 27,500 shares are held jointly by Marvin E. Sternberg and Susan Sternberg, his wife; 16,900 shares are held by Susan Sternberg, both of record and beneficially; and 497,310 shares are held by Susan Sternberg and T. Allen Lipsky, as trustees of trusts consisting of 165,770 shares each for the respective beneficial interests of Joseph S. Sternberg, Mark E. Sternberg and Janet L. Sternberg, children of Marvin E. Sternberg and Susan Sternberg.


(2) Marvin E. Sternberg, Susan Sternberg nor T. Allen Lipsky claim any beneficial interests in the shares herein described which are not listed herein as being held for his or her respective legal and beneficial interest.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), requires that the Corporation's directors and executive officers file reports of their holdings of the Corporation's Common Stock with the Securities and Exchange Commission (the "Commission") and with Nasdaq National Market Exchange on which the Corporation's Common Stock is traded. Based on the Corporation's records and other information available to it, the Corporation believes that all the Commission's Section 16(a) reporting requirements applicable to the Corporation's directors and executive officers for the Corporation's fiscal year ended June 30, 1997 were satisfied.


              THE CORPORATION'S BOARD OF DIRECTORS AND COMMITTEES



General Information


     The By-Laws, as amended of the Corporation, as amended provide that the Corporation's business shall be managed by a Board of Directors of not less than three and not more than nine directors. The Corporation's Board of Directors has fixed the number of directors of the Corporation at four.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     Marvin E. Sternberg, Jerome Lipkin and William Woodhead attended the only formal board meeting held during the course of the fiscal year. Dr. Cravetz and Dr. Paul did not attend this meeting. There were additional informal meetings held at least once a month attended by the above-mentioned three directors until Mr. Lipkin resigned in April of 1997. Thereafter, such informal meetings were held by Messrs. Sternberg and Woodhead.

     The Board of Directors of the Corporation has an Audit Committee consisting currently of Dr. Cravetz (Chairman) and Dr. Paul. The function of the Audit Committee is to make recommendations to the Board regarding the engagement of the Corporation's independent auditors to review arrangements for and scope of the independent audit and to review the scope of any non-audit services which might be performed for the Company by the independent auditor. During the fiscal year ended June 30, 1997 the Audit Committee did not hold any formal meetings, but there were several informal meetings of the members at which Committee business was discussed.

     The Board of Directors of the Corporation has a Compensation Committee consisting currently of Messrs. Sternberg (Chairman) and Woodhead. The function of the Compensation Committee is to review compensation of officers and to review transactions in which officers, directors or employees may have a potential conflict of interest. During the fiscal year ended June 30, 1997 the Compensation Committee did not hold any formal meetings, but there were several informal meetings of the members at which Committee business was discussed.

     The Board of Directors of the Corporation has a Key Employee Stock Option Committee consisting currently of Messrs. Sternberg (Chairman) and Woodhead. The function of the Key Employee Stock Option Committee is to determine if any employees will be granted stock options. During the fiscal year ended June 30, 1997 the Key Employee Stock Option Committee did not hold any formal meetings, but there were several informal meetings of the members at which Committee business was discussed.

     The Board of Directors has no standing Nominating Committee.


Directors' Compensation

     The non-employee directors receive options to purchase One Thousand (1,000) shares of Corporation Common Stock at the market value on the date of the annual meeting for each director's meeting they attend. In addition, the non- employee directors' travel expenses incurred to attend a meeting are reimbursable. In fiscal year 1997, each non-employee director received a one time grant of options to purchase 1,000 shares of Corporation Common Stock. The exercise price of these options are equal to the fair market value of the Corporation's Common Stock on the date of the grant. All directors who are also employees do not receive any other compensation for serving as directors.


BIOGRAPHICAL INFORMATION ABOUT CORPORATION'S DIRECTORS--INFORMATION ABOUT
            SECURITY HOLDINGS OF CORPORATION'S DIRECTORS AND OF THE CORPORATION'S DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

     The following table sets forth certain biographical information and information regarding beneficial ownership of shares of Corporation's Common Stock as of November 3, 1997, for each of the Corporation's directors, for the executive officers as a group and for all directors and executive officers as a group. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.



                                       Amount and Nature           Percentage of
                                    of Beneficial Ownership    Outstanding Corporation
                                    as of November 3, 1997       Common Stock Owned
                                   -------------------------  ------------------------
Name
---------------------------------
DIRECTORS(3)
Marvin E. Sternberg(4)  .........          2,922,565                   70.58%
William Woodhead  ...............             10,300                     .25%
Irvin Paul  .....................             None                       None
Marvin Cravetz    ...............              5,000                     .12%
All directors as a Group   ......          2,937,865                   70.95%

------------
(3) Marvin E. Sternberg (age 63) is the Chairman of the Board, President and a Director of the Corporation. He has been an officer and Director of the Corporation since 1974.

     William Woodhead (age 60) joined the Corporation in January, 1985 as Controller. He was elected Secretary and a Director in December of 1985.

     Dr. Irvin Paul (age 68) is engaged in the practice of dentistry with offices in Upper Darby, Pennsylvania and has been a Director of the Corporation since 1975.

     Dr. Marvin Cravetz, D.D.S. (age 60) was engaged in the practice of dentistry with offices in Hatboro, Pennsylvania and has been a Director of the Corporation since 1985.

(4) Including 497,310 shares held by independent trustees for the benefit of Mr. Sternberg's children, 16,900 shares held by Susan Sternberg, wife of Mr. Sternberg and 27,500 shares held by Mr. and Mrs. Sternberg jointly.


                       CORPORATION'S EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the current executive officers of the Corporation as of November 3, 1997:




                              Age as of                                                Corporation Stock
Name                       November 3, 1997             Corporation Office             Beneficially Owned
-----------------------   ------------------   ------------------------------------   -------------------
Marvin E. Sternberg*              63           Chairman of the Board, President              2,922,565(5)
                                               and Chief Executive Officer
Clarence F. Bartron               53           Vice President Ultralap Division                  23,750
Joseph S. Sternberg*+             35           Vice President and General Counsel                   200
Mark E. Sternberg*                31           Administrative Vice President                     10,885
William Woodhead                  60           Secretary/Treasurer                               10,300

------------
(5) Includes exercisable stock options and/or the interests of the executive officers held in the Corporation's Key Executive Stock Option Plan.

* Marvin Sternberg is Joseph Sternberg and Mark Sternberg's father.

+ Joseph Sternberg disclaims beneficial ownership of 200 shares of stock registered in the name of Ellen J. Sternberg, his spouse, who resides in his home.


                            EXECUTIVE COMPENSATION


General Disclosure Considerations Concerning Executive Compensation

     The Corporation believes that its shareholders should be provided clear and concise information about the compensation of its executives and the reasons the Board of Directors made decisions concerning their executive compensation, consistent with the Commission's proxy statement disclosure rules regarding disclosure of executive compensation.


Executive Compensation

     The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) Marvin E. Sternberg, the Chairman and Chief Executive Officer of the Corporation, and (ii) the Corporation's five (5) most highly compensated executive officers, other than Mr. Sternberg, who were serving as executive officers of the Corporation. Mr. Sternberg and such officers, are hereinafter sometimes referred to as the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

     The disclosure regarding the compensation of the Named Executive Officers includes the following table that sets forth the compensation paid to the Named Executive Officers during the last three fiscal years:


                          Summary Compensation Table



                                                                               Long-Term Compensation
                                                                       ---------------------------------------
                                       Annual Compensation                       Awards              Payouts
                             ----------------------------------------  --------------------------  -----------
                                                                                      Securities      Long-
                                                              Other                     Under-        Term         All
                                                             Annual     Restricted      lying       Incentive     Other
         Name and                                            Compen-      Stock        Options/       Plan       Compen-
    Principal Position        Year     Salary      Bonus     sation      Award(s)        SARs        Payouts     sation(1)
---------------------------  ------  ----------  ---------  ---------  ------------  ------------  -----------  ----------
Marvin E. Sternberg  ......  1997     $270,000    $    --     $   --       $--           $--         $   --       $3,450
 Chairman of the Board,      1996      270,000         --         --        --            --             --        3,450
 and CEO                     1995      270,000         --         --        --            --          1,450        4,620

Clarence F. Bartron  ......  1997     $131,593    $    --     $   --       $--           $--         $   --       $1,950
 Vice President
 Ultralap Division

Joseph S. Sternberg  ......  1997     $ 99,210    $    --     $   --       $--           $--         $   --       $2,193
 Vice President and
 General Counsel

Mark E. Sternberg .........  1997     $ 98,850    $    --     $   --       $--           $--         $   --       $2,193
 Administrative Vice
 President

Jerome Lipkin* ............  1997     $124,880    $    --     $   --       $--           $--         $   --       $2,995
 Executive Vice President    1996      112,470     10,000         --        --            --             --        3,587
                             1995      103,200     10,000         --        --            --         $  630        4,448

William Woodhead  .........  1997     $ 87,830    $ 5,000     $4,800       $--           $--         $   --       $2,184
 Secretary/                  1996       78,200     10,000      4,800        --            --                       2,550
 Treasurer                   1995       70,900     10,000      4,800        --            --            464        2,427

------------
(1) Includes contributions by the Corporation for each of the Corporation's officers named in the table to the Corporation's 401(k)/Profit Sharing Plan. Messrs. Sternberg, Bartron, Sternberg, Sternberg, Lipkin and Woodhead made contributions of $9,500, $3,250, $4,716, $4,680, $5,940 and
    $4,640, respectively, to the Corporation's 401(k)/Profit Sharing Plan.

* Resigned on April 28, 1997 as a Director and Executive Vice President of the Corporation.

STOCK OPTIONS


     The following table shows stock options exercised and fiscal year-end values for the named executive officers under the Company's stock option plan. The plan does not permit the grant of stock appreciation rights ("SARs"). There have been no stock options granted in the current fiscal year to the named executive officers.


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values



                                                                    Number of              Value of
                                                                    Securities            Unexercised
                                                                    Underlying           In-the-Money
                                                                   Unexercised           Options/SARs
                                 Shares                            Options/SARs        At Fiscal Year End
                               Acquired on        Value         at Fiscal Year End     Exercisable (2)/
           Name                Exercise(1)     Realized (2)        Exercisable           Unexercisable
---------------------------   -------------   --------------   --------------------   -------------------
Marvin E. Sternberg  ......        --              $--                   --               $    --/--
Clarence F. Bartron  ......        --              $--                1,250               $ 5,313/--
Joseph S. Sternberg  ......        --              $--                   --               $    --/--
Mark E. Sternberg .........        --              $--                5,000               $32,500/--
Jerome Lipkin  ............        --              $--                   --               $    --/--
William Woodhead  .........        --              $--                   --               $    --/--

------------
(1) Upon exercise of an option, the optionee must pay the exercise price in cash.


(2) Represents the difference between the fair market value of the common stock underlying the option and the exercise price at exercise, or fiscal year-end, respectively.


STOCK OPTION PLAN


     On October 30, 1992, the Board of Directors (the "Board") adopted a Key Employee Stock Option Plan (the "Plan"), which was approved by vote of the Corporation's shareholders at the December 1992 Shareholders Meeting. The Plan initially limited grants of stock options (the "Options") to employees, officers and directors who are officers of the Corporation. In fiscal year 1997, the Board and shareholders amended the Plan to permit grants of Options to non-employee directors.


     The purpose of the Plan is to further the long-term growth of the Corporation by offering incentive compensation in the form of Options relating to the long term performance goals of those employees and non-employee directors who are responsible for planning, directing and achieving such growth. The Plan is also intended to be a means of reinforcing the commonality of interest between the Corporation and employees and non-employee directors, and as an aid in attracting and retaining employees and non-employee directors of outstanding abilities and specialized skills. Unless sooner terminated by the Corporation's shareholders or the Board, the Plan shall remain in effect for a period of ten years from the original date of the Plan's adoption by the Board.


     The Plan is to be administered by the Corporation's Stock Option Plan Committee (the "Committee"). The members of the Committee are appointed by the Board to serve until their respective successors have been appointed. Mr. Sternberg and Mr. Woodhead are currently members of the Committee. The Committee has sole discretion to select the employees, including an employee who is an officer or a director of the Corporation, to whom Options may be granted, to determine the amounts of such grants and to interpret, construe and implement the Plan. All non-employee directors will receive Options under the terms of the Plan, as amended.


     An aggregate of 200,000 shares of Common Stock of the Corporation are authorized for Options granted from time to time. Key employees, including an employee who is a director or an officer, who are selected from time to time by the Committee are eligible to receive Options under the Plan. Since the Plan provides for discretion in the selection of employees to whom grants will be made, the number of persons who participate cannot be determined. Options for no more than five percent (5%) of the shares of Common Stock subject to the

Plan may be granted to any individual owning more than ten percent (10%) of the issued and outstanding Common Stock. The Plan, as amended, provides a grant to each non-employee director of an Option for One Thousand (1,000) shares of Corporation stock at the market value on the date of the annual meeting for each director's meeting they attend. Options granted to non-employee directors expire five (5) years from the date of grant. Each Option granted to non-employee directors is vested and exercisable in full on the date of grant.

     If an optionee ceases to be employed by the Corporation, the employee's Option terminates immediately. If the optionee's cessation of employment is due to retirement with the Corporation's consent, the optionee may exercise the Option within three months after cessation of employment. If an optionee dies while employed by the Corporation, or within three months after having retired with the Company's consent, the executor or administrator, legatee or heir, if there be no executor or administrator shall have the right to exercise the Option to the extent the deceased optionee was entitled to exercise the Option.


     The purchase price for Common Stock under each Option is the fair market value of the Common Stock at the time the Option is granted, but in no event less than the par value of the Stock. The Option price must be paid in full at the time an Option is exercised in cash or in shares of Common Stock with a current fair market value equivalent to the Option price. Options granted under the Plan to employees are exercisable during a period of 10 years from the date of grant.

     No Option granted under the Plan to an employee is transferable except by will or pursuant to a qualified domestic relations order or the laws of descent and distribution. Options granted to non-employee directors are transferable to the spouse or children of the non-employee director and by will or by the laws of descent and distribution.

     The Plan provides for appropriate adjustments of the provisions of outstanding Options and the number of shares available for future awards in the event of any changes in the outstanding Common Stock by reason of a corporate merger, stock split or similar events. The Board may terminate, amend or modify the Plan at any time; provided, however, that no such action of the Board shall in any manner affect any Option theretofore granted to an optionee under the Plan without the consent of the optionee. During the Corporation's fiscal year ending June 30, 1997, no Options were granted to the Corporation's officers.


PROPOSAL 1

                             ELECTION OF DIRECTORS

                          (Item 1 on the Proxy Card)


Nominees for Directors

     The following directors have been nominated by the Corporation's Board of Directors for election as directors to serve as follows:

     For a Term to Expire in 1998:

       (1) Marvin E. Sternberg

       (2) William Woodhead

       (3) Irvin Paul

       (4) Marvin Cravetz

     If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve as directors.

                       -------------------------------
     The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of the nominees for directors. Proxies solicited by the Board of Directors will be voted for nominees listed above, unless the shareholders specify a contrary choice in their proxies.

     The Board of Directors recommends a vote FOR the nominees listed above.

PROPOSAL 2

                        RATIFICATION OF APPOINTMENT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

                          (Item 2 on the Proxy Card)

     The firm of Arthur Andersen LLP has been appointed by the Board of Directors to serve as the Corporation's independent public accountants for the fiscal year ending June 30, 1998. The Board of Directors of the Corporation is requesting shareholder approval of the appointment. A representative of the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving the Corporation as their independent public accountants. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent public accountants will be reconsidered by the Board of Directors.

     The resolution being voted on is as follows:

     RESOLVED, that the shareholders of the Corporation ratify and confirm the appointment of Arthur Andersen LLP as the Corporation's independent public accountants for the fiscal year ending June 30, 1998.

     The ratification of the selection of the independent public accountants requires the affirmation by vote of at least a majority of the outstanding shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

     The Board of Directors recommends a vote FOR the resolution ratifying the appointment of Arthur Andersen LLP as the Corporation's independent public accountants for the fiscal year ending June 30, 1998.

                                OTHER BUSINESS

     Management does not know at this time of any other matter which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting the proxies will vote in accordance with their best judgment.


                        SHAREHOLDER PROPOSALS FOR 1998

     The Corporation's Annual Meeting of Shareholders will be held on or about December 9, 1998. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to the Corporation before July 25, 1998.


                            ADDITIONAL INFORMATION

     A copy of the Corporation's Annual Report for the fiscal year ended June 30, 1997, containing, among other things, financial statements was mailed with this Proxy Statement on or about November 17, 1997 to the shareholders of record as of the close of business on November 3, 1997.

     Upon written request of any shareholder, a copy of the Corporation's Annual Report on Form 10-K for its fiscal year ended June 30, 1997, including the financial statements and schedule thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from the Corporation's Secretary, William Woodhead, 200 Commerce Drive, Montgomeryville, Pennsylvania 18936.


                                        By Order of the Board of Directors of
                                        MOYCO TECHNOLOGIES, INC.



                                        /s/ William Woodhead
                                        --------------------------
                                            William Woodhead
                                            Secretary

PROXY

                           MOYCO TECHNOLOGIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph S. Sternberg and Mark E. Sternberg, or either of them, with full power of substitution and revocation, proxies for the undersigned to attend and to vote all shares of Common Stock of MOYCO TECHNOLOGIES, INC. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Corporation to be held at the offices of the Corporation at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936 on December 10, 1997 at 1:00 P.M. (Eastern Standard Time) and at any adjournments thereof as follows:

1. ELECTION OF DIRECTORS
 / / FOR all nominees listed below           / / WITHHOLD AUTHORITY to vote for
   (except as marked to the contrary below)      all nominees listed below

Marvin E. Sternberg    William Woodhead    Irvin Paul    Marvin Cravetz

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
             THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW


     --------------------------------------------------------------------

                    (Please date and sign on reverse side)

2. CONFIRMATION OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the appointment of Arthur Andersen LLP, as the independent public accountants for Moyco Technologies, Inc.
                     / / FOR    / / AGAINST    / / ABSTAIN

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. In the absence of other directions, this proxy will be voted for Proposals 1 and 2 above and upon such other matters as may properly come before the meeting in accordance with the best judgment of the Proxies.

     Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign partnership name by an authorized person.


                                          Dated _______________________, 1997


_______________________________________   ____________________________________
           Print Name                                 Signature


_______________________________________   ____________________________________
           Print Name                                 Signature

          PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY CARD
               USING THE ENCLOSED POSTAGE PAID ADDRESSED ENVELOPE